UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Co., Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

[SEQUOIA FUND, INC. LOGO]

SEQUOIA FUND, INC.


ANNUAL REPORT
DECEMBER 31, 2003


                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2003. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                      VALUE OF         VALUE OF         VALUE OF
                                      INITIAL         CUMULATIVE       CUMULATIVE        TOTAL
                                      $10,000        CAPITAL GAINS     REINVESTED       VALUE OF
PERIOD ENDED:                        INVESTMENT      DISTRIBUTIONS      DIVIDENDS        SHARES
-------------                        ----------      -------------     ----------     -------------
July 15, 1970                        $   10,000      $          --     $       --     $      10,000
May 31, 1971                             11,750                 --            184            11,934
May 31, 1972                             12,350                706            451            13,507
May 31, 1973                              9,540              1,118            584            11,242
May 31, 1974                              7,530              1,696            787            10,013
May 31, 1975                              9,490              2,137          1,698            13,325
May 31, 1976                             12,030              2,709          2,654            17,393
May 31, 1977                             15,400              3,468          3,958            22,826
Dec. 31, 1977                            18,420              4,617          5,020            28,057
Dec. 31, 1978                            22,270              5,872          6,629            34,771
Dec. 31, 1979                            24,300              6,481          8,180            38,961
Dec. 31, 1980                            25,040              8,848         10,006            43,894
Dec. 31, 1981                            27,170             13,140         13,019            53,329
Dec. 31, 1982                            31,960             18,450         19,510            69,920
Dec. 31, 1983                            37,110             24,919         26,986            89,015
Dec. 31, 1984                            39,260             33,627         32,594           105,481
Dec. 31, 1985                            44,010             49,611         41,354           134,975
Dec. 31, 1986                            39,290             71,954         41,783           153,027
Dec. 31, 1987                            38,430             76,911         49,020           164,361
Dec. 31, 1988                            38,810             87,760         55,946           182,516
Dec. 31, 1989                            46,860            112,979         73,614           233,453
Dec. 31, 1990                            41,940            110,013         72,633           224,586
Dec. 31, 1991                            53,310            160,835        100,281           314,426
Dec. 31, 1992                            56,660            174,775        112,428           343,863
Dec. 31, 1993                            54,840            213,397        112,682           380,919
Dec. 31, 1994                            55,590            220,943        117,100           393,633
Dec. 31, 1995                            78,130            311,266        167,129           556,525
Dec. 31, 1996                            88,440            397,099        191,967           677,506
Dec. 31, 1997                           125,630            570,917        273,653           970,200
Dec. 31, 1998                           160,700            798,314        353,183         1,312,197
Dec. 31, 1999                           127,270            680,866        286,989         1,095,125
Dec. 31, 2000                           122,090            903,255        289,505         1,314,850
Dec. 31, 2001                           130,240          1,002,955        319,980         1,453,175
Dec. 31, 2002                           126,630            976,920        311,226         1,414,776
Dec. 31, 2003                           147,610          1,146,523        362,790         1,656,923

The total amount of capital gains distributions accepted in shares was $620,263, the total amount of dividends reinvested was $116,740.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions, dividends reinvested in shares or sale of fund shares.

TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.
Dear Shareholder:
    Sequoia Fund's results for the quarter and year ended December 31, 2003 appear below, along with comparable figures for the major market indices.

TO DECEMBER 31,2003        SEQUOIA     DOW JONES    STANDARD &
                            FUND      INDUSTRIALS   POOR'S 500
                           -------    -----------   ----------
Fourth Quarter              10.39%       13.31%       12.18%
1 Year                      17.12%       28.36%       28.69%
5 Years (Annualized)         4.78%        4.55%       -0.57%
10 Years (Annualized)       15.84%       13.06%       11.07%

    The S&P 500 Index is an unmanaged, capitalization-weighted index of the common stocks of 500 major US corporations. The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 actively traded blue chip stocks. The performance data quoted represents past performance and assumes reinvestment of dividends. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    While we aim to exceed the performance of the major indices over long periods of time, we do not pay much attention to relative results in any given year (a convenient point of view, given our underperformance this year!). We do, however, pay very close attention to the annual operating results of the businesses we own. And we pay even closer attention to developments that may cause the intrinsic value of our businesses to increase more quickly or slowly than properly calculated per-share earning power. Such developments might include a structural shift in competitive position, an adjustment in our assessment of management's ability to execute effectively or a change in the long-term prospects of an industry in which one of our companies participates. When positive in nature, any of these developments might lead us to conclude that one of our investees has the ability to earn higher returns on capital or invest more capital at existing rates of return than we previously thought. You might call this the Sequoia Fund equivalent of the "positive earnings surprises" with which Wall Street often seems so obsessed.

    During 2003, we are pleased to report that the per-share earning power and intrinsic value of our major holdings overall increased at a satisfactory rate. But as we mentioned in our third quarter report, none of our largest holdings--or our smaller ones, for that matter--trade cheaply. While this may sound odd to some shareholders, we wish that they did. As net buyers of stocks, and as investors in businesses that are generally net buyers of their own stocks, we're prepared to act aggressively - and hopefully profit handsomely - in an environment of low share values. We only hope for high prices on the rare occasion when we'd like to sell one of our positions.

    Given this philosophy, some shareholders may wonder why we continue to hold positions that they (or perhaps we) consider fully valued or even momentarily overvalued. In response, we would note that the truly exceptional businesses we prefer are frustratingly hard to find. If we sold our interests in these companies every time their share prices rose above our estimates of true business value, we would make this task even more demanding. And while we certainly enjoy a challenge, the sad fact is that we make life difficult enough on ourselves as it is. Indeed, most of our biggest mistakes over the years have involved the sale of interests in wonderful businesses on account of temporary changes in valuation, rather than permanent changes in intrinsic worth and long-term competitive prospects. Had we kept these stakes for longer periods, your Fund shares would surely be worth much more than they are today.

    These past lessons in the pitfalls of impatience make us wary of liquidating a position for reasons other than (1) truly extraordinary overvaluation, (2) a discernable decline in intrinsic business value or (3) the emergence of alternative opportunities that we think are simply too good to pass up. While the year is still very young and things can change quickly in today's world, we do not currently think that any of these circumstances apply to our present collection of major holdings. In many cases, our portfolio companies trade at or near the valuation of the market averages. In some smaller cases, they trade meaningfully in excess of the broader market's valuation. In all cases, however, we believe the quality of our major investees' operations and prospects materially exceeds that of the average American business, as represented by the major indices. Just as importantly, our companies have achieved these results without the use of undue financial leverage, the assumption of over-optimistic pension plan returns, the establishment of misleading "restructuring" reserves or the issuance of excessive amounts of equity to option holders.

    At present, we have every reason to believe that our principal "subsidiaries" will deliver similarly robust results in the future. We continue to believe firmly that over long periods of time, strong business performance translates into strong investment performance. As we have warned in the past, though, present levels of valuation suggest that satisfactory investment performance will mean something very different in the future than it has in the past. In other words, you should not expect future results to remotely approximate our historical rate of compound. In saying this, we mean to underscore the simple fact that full valuations represent the enemy of high investment returns. To borrow a phrase from the preeminent Midwesterner who runs our largest holding, if you don't believe that, you should pursue a career in sales, but not mathematics!

    Career advice aside, we appreciate as always the trust you have placed in us as stewards of your savings. We will continue to do our best to make it well deserved during the coming year.

                                   Sincerely,

/s/ Richard T. Cunniff                       /s/ Robert D. Goldfarb

Richard T. Cunniff                           Robert D. Goldfarb
Vice Chairman                                President


/s/ David M. Poppe                           /s/ William J. Ruane

David M. Poppe                               William J. Ruane
Executive Vice President                     Chairman

February 19, 2004

[SIDENOTE]

    THE ANNUAL MEETING OF STOCKHOLDERS OF SEQUOIA FUND, INC. WILL BE HELD AT 10:00 A.M., NEW YORK CITY TIME, ON MAY 7, 2004 AT THE NEW YORK ATHLETIC CLUB,
                180 CENTRAL PARK SOUTH, NEW YORK, NEW YORK 10019.

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2003

COMMON STOCKS (85.59%)

                                                                                     VALUE
     SHARES                                                                         (NOTE 1)
     ------                                                                     ----------------
                 BANK HOLDING COMPANIES (10.91%)
     7,244,421   Fifth Third Bancorp                                            $    428,145,281
       120,125   Mercantile Bankshares Corporation                                     5,475,298
                                                                                ----------------
                                                                                     433,620,579
                                                                                ----------------
                 BUILDING MATERIALS (2.96%)
     2,354,087   Fastenal Company                                                    117,563,105
                                                                                ----------------
                 DIVERSIFIED COMPANIES (34.67%)
        16,342   Berkshire Hathaway Inc. Class A*                                  1,376,813,500
           291   Berkshire Hathaway Inc. Class B*                                        819,165
                                                                                ----------------
                                                                                   1,377,632,665
                                                                                ----------------
                 FREIGHT TRANSPORTATION (1.97%)
     2,077,550   Expeditors International of Washington, Inc.                         78,240,533
                                                                                ----------------
                 HOME FURNISHINGS (2.12%)
     2,007,740   Ethan Allen Interiors, Inc.+                                         84,084,151
                                                                                ----------------
                 INSURANCE (12.76%)
     6,064,432   Progressive Corporation -- Ohio                                     506,925,871
                                                                                ----------------
                 MANUFACTURING (0.24%)
       200,018   Harley Davidson, Inc.                                                 9,506,856
                                                                                ----------------
                 TEXTILE -- CARPETS (6.64%)
     3,739,633   Mohawk Industries Inc.+*                                            263,793,712
                                                                                ----------------
                 PROCESS CONTROL INSTRUMENTS (0.51%)
       219,361   Danaher Corporation                                                  20,126,372
                                                                                ----------------
                 RETAILING (10.37%)
        45,458   Costco Wholesale Corporation*                                         1,690,128
     1,330,792   Tiffany & Company                                                    60,151,798
    13,033,883   TJX Companies, Inc.                                                 287,397,120
     1,738,662   Walgreen Company                                                     63,252,524
                                                                                ----------------
                                                                                     412,491,570
                                                                                ----------------
                 Miscellaneous Securities (2.44%)                                     97,263,350
                                                                                ----------------
                 TOTAL COMMON STOCKS (COST $948,577,645)                        $  3,401,248,764
                                                                                ----------------

  PRINCIPAL                                                                          VALUE
   AMOUNT                                                                           (NOTE 1)
  ---------                                                                     ----------------
                 U.S. GOVERNMENT OBLIGATIONS (14.41%)
$  573,000,000   U.S. Treasury Bills due 01/22/04 through 02/05/04              $    572,645,078
                                                                                ----------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (Cost $572,645,078)                                               572,645,078
                                                                                ----------------
                 TOTAL INVESTMENTS (100%)++
                   (Cost $1,521,222,723)                                        $  3,973,893,842
                                                                                ================

----------
++  The cost for federal income tax purposes is identical.
 *  Non-income producing.
 +  Refer to Note 7.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS:

   Investments in securities, at value (cost $1,521,222,723) (Note 1)                   $  3,973,893,842
   Cash on deposit with custodian                                                              2,313,235
   Receivable for capital stock sold                                                             650,756
   Dividends receivable                                                                        2,172,906
   Other assets                                                                                   40,410
                                                                                        ----------------
      Total assets                                                                         3,979,071,149
                                                                                        ----------------

LIABILITIES:

   Payable for capital stock repurchased                                                       1,457,993
   Payable for investments securities purchased unsettled                                        536,720
   Accrued investment advisory fee                                                             3,368,043
   Accrued other expenses                                                                        121,226
                                                                                        ----------------
      Total liabilities                                                                        5,483,982
                                                                                        ----------------
Net assets applicable to 26,919,939 shares of capital stock outstanding (Note 4)        $  3,973,587,167
                                                                                        ================
Net asset value, offering price and redemption price per share                          $         147.61
                                                                                        ================

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
   Income:
     Dividends:
        Unaffiliated companies                                                          $     13,435,918
        Affiliated companies (Note 7)                                                            607,274
     Interest                                                                                  6,133,135
     Other income                                                                                  8,003
                                                                                        ----------------
          Total income                                                                        20,184,330
                                                                                        ----------------
   Expenses:
     Investment advisory fee (Note 2)                                                         36,760,026
     Legal and auditing fees                                                                     184,498
     Stockholder servicing agent fees                                                            421,389
     Custodian fees                                                                               80,000
     Directors fees and expenses (Note 6)                                                        180,599
     Other                                                                                       152,538
                                                                                        ----------------
          Total expenses                                                                      37,779,050
   Less expenses reimbursed by Investment Adviser (Note 2)                                       869,000
                                                                                        ----------------
          Net expenses                                                                        36,910,050
                                                                                        ----------------
          Net investment (loss)                                                              (16,725,720)
                                                                                        ----------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
   Realized gain on investments:
     Unaffiliated companies                                                                  297,612,034
     Affiliated companies (Note 7)                                                            10,395,524
                                                                                        ----------------
          Net realized gain on investments                                              $    308,007,558
          Net increase in unrealized appreciation on investments                             292,183,274
                                                                                        ----------------
          Net realized and unrealized gain on investments                                    600,190,832
                                                                                        ----------------
Increase in net assets from operations                                                  $    583,465,112
                                                                                        ================

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   ------------------------------------
                                                                                         2003                2002
                                                                                   ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS:
   From operations:
     Net investment (loss)                                                         $    (16,725,720)   $    (12,720,703)
     Net realized gains                                                                 308,007,558         137,518,447
     Net increase/(decrease) in unrealized appreciation                                 292,183,274        (237,620,489)
                                                                                   ----------------    ----------------
        Net increase/(decrease) in net assets from operations                           583,465,112        (112,822,745)
   Distributions to shareholders from:
     Net investment income                                                                       --            (352,691)
     Net realized gains                                                                 (16,944,455)         (4,996,914)
CAPITAL SHARE TRANSACTIONS (NOTE 4)                                                    (498,069,470)       (206,821,129)
                                                                                   ----------------    ----------------
        Total increase/(decrease)                                                        68,451,187        (324,993,479)

NET ASSETS:
   Beginning of year                                                                  3,905,135,980       4,230,129,459
                                                                                   ----------------    ----------------
   End of year                                                                     $  3,973,587,167    $  3,905,135,980
                                                                                   ================    ================

NET ASSETS CONSIST OF:
   Capital (par value and paid in surplus)                                         $  1,515,277,416    $  1,727,724,465
   Undistributed net realized gains (Note 5)                                              5,638,632          16,923,670
   Unrealized appreciation                                                            2,452,671,119       2,160,487,845
                                                                                   ----------------    ----------------
        Total Net Assets                                                           $  3,973,587,167    $  3,905,135,980
                                                                                   ================    ================

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with NASDAQ Official Closing Price on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.


NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2003 and the Investment Adviser reimbursed the Fund $869,000.

    For the year ended December 31, 2003, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $36,760,026 and brokerage commissions of $186,821 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2003.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2003 were $99,591,705 and $528,152,540, respectively. Included in proceeds of sales is $436,224,694 representing the value of securities distributed as in-kind payment of redemptions, resulting in realized gains of $302,348,141.

    At December 31, 2003 the aggregate gross unrealized appreciation of securities was $2,452,671,119.

NOTE 4--CAPITAL STOCK:

    At December 31, 2003 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                      2003                             2002
                                                          -----------------------------    -----------------------------
                                                            SHARES           AMOUNT          SHARES          AMOUNT
                                                          ----------    ---------------    ----------    ---------------
Shares sold                                                1,275,248    $   166,839,514     1,287,555    $   166,163,172
Shares issued to stockholders on reinvestment of:
   Net investment income                                          --                 --         1,886            249,990
   Net realized gain on investments                          111,262         14,470,754        34,266          4,358,369
                                                          ----------    ---------------    ----------    ---------------
                                                           1,386,510        181,310,268     1,323,707        170,771,531
Shares repurchased                                         5,304,441        679,379,738     2,964,295        377,592,660
                                                          ----------    ---------------    ----------    ---------------
Net decrease                                              (3,917,931)   $  (498,069,470)   (1,640,588)   $  (206,821,129)
                                                          ==========    ===============    ==========    ===============

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS:

    Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2003 permanent differences due to a net investment loss not deductible for tax purposes and realized gains on redemptions in kind not recognized for tax purposes resulted in a net decrease in net accumulated loss of $16,725,720 and undistributed net realized gains of $302,348,141 with a corresponding increase in paid in surplus of $285,622,421. These reclassifications had no effect on net assets.

    The tax character of distributions paid during 2002 and 2003 was as follows:

                                                              2003            2002
                                                          -------------   ------------
Distributions paid from:
Ordinary income                                           $          --   $    848,250
Long-term capital gains                                      16,944,455      4,501,355
                                                          -------------   ------------
     Total distributions                                  $  16,944,455   $  5,349,605
                                                          =============   ============

    As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain                                          $      5,638,632
Unrealized appreciation                                                  2,452,671,119
                                                                      ----------------
                                                                      $  2,458,309,751
                                                                      ================

NOTE 6--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2003 was $180,599.

NOTE 7--AFFILIATED COMPANIES:

    Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2003 aggregated $347,877,863 and $222,524,851, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2003 is provided below:

                                           PURCHASES                         SALES
                                 -----------------------------   -----------------------------      REALIZED        DIVIDEND
AFFILIATE                            SHARES          COST            SHARES          COST             GAIN           INCOME
---------                        -------------   -------------   -------------   -------------   -------------   -------------
Ethan Allen Interiors, Inc.                 --              --         295,360   $   7,224,242   $   2,742,894   $     607,274
Mohawk Industries Inc.                      --              --         550,067   $  24,675,722       7,652,630              --
                                                                                                 -------------   -------------
                                                                                                 $  10,395,524   $     607,274
                                                                                                 =============   =============

NOTE 8--FINANCIAL HIGHLIGHTS:

                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Per Share Operating Performance (for a share
  outstanding throughout each year)
Net asset value, beginning of year                   $   126.63     $   130.24     $   122.09     $   127.27     $   160.70
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
Net investment (loss)/income                              (0.62)         (0.41)          0.97           1.66           0.84
Net realized and unrealized gains (losses) on
  investments                                             22.21          (3.03)         11.52          23.33         (26.83)
                                                     ----------     ----------     ----------     ----------     ----------
     Total from investment operations                     21.59          (3.44)         12.49          24.99         (25.99)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
Dividends from net investment income                      (0.00)         (0.01)         (0.97)         (1.66)         (0.85)
Distributions from net realized gains                     (0.61)         (0.16)         (3.37)        (28.51)         (6.59)
                                                     ----------     ----------     ----------     ----------     ----------
     Total distributions                                  (0.61)         (0.17)         (4.34)        (30.17)         (7.44)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                         $   147.61     $   126.63     $   130.24     $   122.09     $   127.27
                                                     ==========     ==========     ==========     ==========     ==========
Total Return                                               17.1%          -2.6%          10.5%          20.1%         -16.5%

Ratios/Supplemental data

Net assets, end of year (in millions)                $  3,973.6     $  3,905.1     $  4,230.1     $  3,943.9     $  3,896.9

Ratio to average net assets:
   Expenses                                                 1.0%           1.0%           1.0%           1.0%           1.0%
   Net investment income (loss)                            -0.5%          -0.3%           0.8%           1.2%           0.6%
Portfolio turnover rate                                       3%             8%             7%            36%            12%

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 6, 2004

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:

    The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                           OTHER
                                                          TERM OF OFFICE AND           PRINCIPAL        DIRECTORSHIPS
                                  POSITION HELD            LENGTH OF TIME         OCCUPATION DURING        HELD BY
NAME, AGE, AND ADDRESS              WITH FUND                  SERVED               PAST 5 YEARS          DIRECTOR
----------------------     --------------------------   ---------------------   ---------------------  ---------------
William J. Ruane, 78       Chairman of the Board &      Term -- 1 Year &        Chairman of the Board  None
767 Fifth Avenue           Director                     Length of Time served   & Director of Ruane,
New York, NY 10153                                      -- 33 Years             Cunniff & Co., Inc.

Richard T. Cunniff, 80     Vice Chairman & Director     Term -- 1 Year &        Vice Chairman &        Sturm, Ruger &
767 Fifth Avenue                                        Length of Time served   Director of Ruane,     Company, Inc.
New York, NY 10153                                      -- 33 Years             Cunniff & Co., Inc.

Robert D. Goldfarb, 59     President & Director         Term -- 1 Year &        President & Director   None
767 Fifth Avenue                                        Length of Time served   of Ruane, Cunniff &
New York, NY 10153                                      -- 25 Years             Co., Inc.

David M. Poppe, 39         Executive Vice President &   Term -- 1 Year &        Research Analyst of    None
767 Fifth Avenue           Director                     Length of Time served   Ruane, Cunniff & Co.,
New York, NY 10153                                      -- 1 Year               Inc.; Business
                                                                                reporter Miami Herald

Joseph Quinones,Jr., 58    Vice President,              Term -- 1 Year &        Vice President,        None
767 Fifth Avenue           Secretary & Treasurer        Length of Time served   Secretary & Treasurer
New York, NY 10153                                      -- 8 Years              of Ruane, Cunniff &
                                                                                Co., Inc.

Francis P. Matthews, 81    Director                     Term -- 1 Year &        Retired                None
767 Fifth Avenue                                        Length of Time served
New York, NY 10153                                      -- 31 Years

C. William Neuhauser, 77   Director                     Term -- 1 Year &        Retired                None
767 Fifth Avenue                                        Length of Time served
New York, NY 10153                                      -- 29 Years

Robert L. Swiggett, 81     Director                     Term -- 1 Year &        Retired                None
767 Fifth Avenue                                        Length of Time served
New York, NY 10153                                      -- 33 Years

Roger Lowenstein, 49       Director                     Term -- 1 Year &        Writer major           None
767 Fifth Avenue                                        Length of Time served   Financial and News
New York, NY 10153                                      -- 5 Years              Publications

Vinod Ahooja, 52           Director                     Term -- 1 Year &        Retired                None
767 Fifth Avenue                                        Length of Time served
New York, NY 10153                                      -- 3 Years

           SEQUOIA FUND, INC.
           767 FIFTH AVENUE, SUITE 4701
           NEW YORK, NEW YORK 10153-4798
           WEBSITE: www.sequoiafund.com

           DIRECTORS
              William J. Ruane
              Richard T. Cunniff
              Robert D. Goldfarb
              David M. Poppe
              Vinod Ahooja
              Roger Lowenstein
              Francis P. Matthews
              C. William Neuhauser
              Robert L. Swiggett

           OFFICERS
              William J. Ruane          -- CHAIRMAN OF THE BOARD
              Richard T. Cunniff        -- VICE CHAIRMAN
              Robert D. Goldfarb        -- PRESIDENT
              David M. Poppe            -- EXECUTIVE VICE PRESIDENT
              Joseph Quinones, Jr.      -- VICE PRESIDENT, SECRETARY & TREASURER

           INVESTMENT ADVISER & DISTRIBUTOR
              Ruane, Cunniff & Co., Inc.
              767 Fifth Avenue, Suite 4701
              New York, New York 10153-4798

           CUSTODIAN
              The Bank of New York
              MF Custody Administration Department
              100 Church Street, 10th Floor
              New York, New York 10286

           REGISTRAR AND SHAREHOLDER SERVICING AGENT
              DST Systems, Inc.
              P.O. Box 219477
              Kansas City, Missouri 64121

           LEGAL COUNSEL
              Seward & Kissel
              One Battery Park Plaza
              New York, New York 10004

      This report has been prepared for the information of shareholders of
                               Sequoia Fund, Inc.


ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2003             December 31, 2002
                             -----------------             -----------------
Audit Fees                        $36,000                       $31,500
Audit-Related Fees                   $0                            $0
Tax Fees                           $3,150                       $3,150
Other Fees                           $0                            $0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) No services included in (b)-(d) were approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $54,120 and $22,500, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered to its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant and that were not pre-approved and determined that those services are compatible with maintaining the independent auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES.

(a)(i) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(a)(ii) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  February 27, 2004

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary & Treasurer

Date:  February 27, 2004